MASSMUTUAL SELECT FUNDS
MassMutual Select Total Return Bond Fund
(the “Fund”)
Supplement dated November 20, 2020 to the
Prospectus dated February 1, 2020 and the
Summary Prospectus dated February 1, 2020
This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus, and any previous supplements. It should be retained and read in conjunction with the Prospectus and Summary Prospectus, and any previous supplements.
Effective November 20, 2020, the following information replaces similar information for the Fund found under the headings Annual Fund Operating Expenses and Example in the section titled Fees and Expenses of the Fund (on page 3 of the Prospectus):
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class R5	Service Class	Adminis- trative Class	Class A	Class R4	Class R3
Management Fees	.30%	.30%	.30%	.30%	.30%	.30%	.30%
Distribution and Service (Rule 12b-1) Fees	None	None	None	None	.25%	.25%	.50%
Other Expenses	.06%	.16%	.26%	.36%	.36%	.26%	.26%
Total Annual Fund Operating Expenses	.36%	.46%	.56%	.66%	.91%	.81%	1.06%
Fee Waiver	(.03%)	(.03%)	(.03%)	(.03%)	(.03%)	(.03%)	(.03%)
Total Annual Fund Operating Expenses after Fee Waiver(1)	.33%	.43%	.53%	.63%	.88%	.78%	1.03%

(1)
The expenses in the above table reflect a written agreement by MML Advisers to waive .03% of its management fees through January 31, 2022. This agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I	$34	$113	$199	$453
Class R5	$44	$145	$255	$576
Service Class	$54	$176	$309	$698
Administrative Class	$64	$208	$365	$820
Class A	$511	$700	$905	$1,494
Class R4	$80	$256	$447	$999
Class R3	$105	$334	$582	$1,291
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
B3001M-20-10
TRB-20-1